Accrued expenses and other current liabilities	12 Months Ended
Dec. 31, 2024
Accrued expenses and other current liabilities
Accrued expenses and other current liabilities

12.  Accrued expenses and other current liabilities

Accrued expenses and other current liabilities consist of the following:

	As of
	December 31,
	2023	2024
	RMB	RMB
	(in thousands)
Employee benefit obligation	162,915	164,291
Share-based compensation liability	73,043	57,495
Other taxes payables	17,819	9,853
Deposits from suppliers(a)	67,098	68,176
Other payables due to non-controlling interest shareholders	2,474	—
Other current liabilities(b)	124,876	65,518
Total	448,225	365,333
(a)	Deposit mainly represents deposits from third-party merchants for participating in the Group’s marketplace.
(b)	Other current liabilities primarily consist of amounts payable related to IPO and listing expenses, accrued operating expenses, and accrued customer-related payments.